GOF P3 10/18

SUPPLEMENT DATED OCTOBER 30, 2018

TO THE CURRENTLY EFFECTIVE PROSPECTUS

OF EACH OF THE FUNDS LISTED BELOW

Franklin Investors Securities Trust

Franklin Low Duration Total Return Fund

Franklin Total Return Fund

Franklin Floating Rate Daily Access Fund

Franklin Strategic Series

Franklin Flexible Alpha Bond Fund

Franklin Strategic Income Fund

The Prospectuses are amended as follows:

      I.        The following is added to the “Fund Summary – Principal Investment Strategies” section for each Fund (excluding the Franklin Floating Rate Daily Access Fund and Franklin Flexible Alpha Bond Fund):

The Fund may invest significantly in complex fixed income securities, such as collateralized debt obligations (“CDOs”), which are generally types of asset-backed securities.

  The following is added to the “Fund Summary – Principal Investment Strategies” section for the Franklin Floating Rate Daily Access Fund:

The Fund may invest significantly in complex fixed income securities, such as collateralized loan obligations (CLOs) and other collateralized debt obligations (CDOs), which are generally types of asset-backed securities.

   III.        The following is added to the “Fund Summary – Principal Risks” section for each Fund (excluding the Franklin Flexible Alpha Bond Fund):

Collateralized Debt Obligations (CDOs) The risks of an investment in a CDO, a type of asset backed security, depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests.  CDOs may be deemed to be illiquid securities and subject to the Fund’s restrictions on investments in illiquid securities. In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment.

  The following replaces the “Collateralized Debt Obligations (CDOs)” Principal Risk in the “Fund Summary – Principal Risks” section for the Franklin Flexible Alpha Bond Fund:

Collateralized Debt Obligations (CDOs) The risks of an investment in a CDO, a type of asset backed security, depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests.  CDOs may be deemed to be illiquid securities and subject to the Fund’s restrictions on investments in illiquid securities. In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment.

Please keep this supplement with your prospectus for future reference.

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